  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1996


                                                      1933 ACT FILE NO. 33-71320
                                                      1940 ACT FILE NO. 811-8134
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 6                       [X]
                            REGISTRATION STATEMENT
                                    UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [X]
                                 AMENDMENT NO. 7                             [X]

                         EATON VANCE MUNICIPALS TRUST II
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                    -------------------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

     H. DAY BRIGHAM, JR., 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
     -------------------------------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective pursuant to rule 485 (check appropriate box)
    [ ]  immediately upon filing pursuant to paragraph (b)
    [ ]  on (date) pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a)(1)
    [X]  on February 1, 1997 pursuant to paragraph (a)(1)
    [ ]  75 days after filing pursuant to paragraph (a)(2)
    [ ]  on (date) pursuant to paragraph (a)(2).
If appropriate, check the following box:
    [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.
    High Yield Municipals Portfolio has also executed this Registration
Statement.
    The Registrant has filed a Declaration pursuant to Rule 24f-2 and on March 28, 1996 filed its "Notice" as required by that Rule for the fiscal year ended January 31, 1996.
================================================================================

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheet required by Rule 481(a) under the Securities Act of
1933


    Part A -- The Prospectus of:

        EV Traditional High Yield Municipals Fund

    Part B -- The Statement of Additional Information of:

        EV Traditional High Yield Municipals Fund

    Part C -- Other Information


    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits

This Amendment is not intended to amend the Prospectus and Statement of Additional Information of any other series of the Registrant not identified above.

                       EATON VANCE MUNICIPALS TRUST II
                    EV MARATHON HIGH YIELD MUNICIPALS FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.             ITEM CAPTION                      PROSPECTUS CAPTION
--------             ------------                 ----------------------------
 1. ...............  Cover Page                   Cover Page
 2. ...............  Synopsis                     Shareholder and Fund
                                                  Expenses
 3. ...............  Condensed Financial          The Fund's Financial
                     Information                    Highlights; Performance
                                                    Information
 4. ...............  General Description of       The Fund's Investment
                     Registrant                     Objective; Investment
                                                    Policies and Risks;
                                                    Organization of the Fund
                                                    and the Portfolio
 5. ...............  Management of the Fund       Management of the Fund and
                                                    the Portfolio
 5A. ..............  Management's Discussion of   Not Applicable
                     Fund Performance
 6. ...............  Capital Stock and Other      Organization of the Fund and
                     Securities                     the Portfolio; Reports to
                                                    Shareholders; The Lifetime
                                                    Investing Account/
                                                    Distribution Options;
                                                    Distributions and Taxes
 7. ...............  Purchase of Securities       Valuing Fund Shares; How to
                     Being Offered                  Buy Fund Shares; The
                                                    Lifetime Investing
                                                    Account/Distribution
                                                    Options; Distribution
                                                    Plan; The Eaton Vance
                                                    Exchange Privilege; Eaton
                                                    Vance Shareholder Services
 8. ...............  Redemption or Repurchase     How to Redeem Fund Shares
 9. ...............  Pending Legal Proceedings    Not Applicable


PART B                                            STATEMENT OF ADDITIONAL
ITEM NO.             ITEM CAPTION                 INFORMATION CAPTION
--------             ------------                 ----------------------------

10. ...............  Cover Page                   Cover Page
11. ...............  Table of Contents            Table of Contents
12. ...............  General Information and      Other Information
                     History
13. ...............  Investment Objectives and    Additional Information about
                     Policies                       Investment
                                                    Policies; Investment
                                                    Restrictions
14. ...............  Management of the Fund       Trustees and Officers; Fees
                                                  and Expenses
15. ...............  Control Persons and          Control Persons and
                       Principal Holders of         Principal Holders of
                       Securities                   Securities
16. ...............  Investment Advisory and      Investment Adviser and
                     Other Services                 Administrator;
                                                    Distribution Plan;
                                                    Custodian; Independent
                                                    Certified Public
                                                    Accountants; Fees and
                                                    Expenses
17. ...............  Brokerage Allocation and     Portfolio Security
                     Other Practices                Transactions; Fees and
                                                    Expenses
18. ...............  Capital Stock and Other      Other Information
                       Securities
19. ...............  Purchase, Redemption and     Determination of Net Asset
                       Pricing of Securities        Value; Principal
                       Being Offered                Underwriter; Service for
                                                    Withdrawal; Distribution
                                                    Plan; Fees and Expenses
20. ...............  Tax Status                   Taxes; Tax Equivalent Yield
                                                    Table
21. ...............  Underwriters                 Principal Underwriter; Fees
                                                    and Expenses
22. ...............  Calculations of Performance  Investment Performance;
                       Data                         Performance Information
23. ...............  Financial Statements         Financial Statements

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                EV TRADITIONAL
                          HIGH YIELD MUNICIPALS FUND
------------------------------------------------------------------------------


EV TRADITIONAL HIGH YIELD MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE HIGH CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN HIGH YIELD MUNICIPALS PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST II (THE "TRUST").


THE PORTFOLIO MAY INVEST UP TO 100% OF ITS ASSETS IN BELOW INVESTMENT GRADE MUNICIPAL BONDS, COMMONLY KNOWN AS "JUNK BONDS", THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT, THAN THOSE OF HIGHER-RATED SECURITIES.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------------------------------------------------

                                                          PAGE                                                        PAGE
  Shareholder and Fund Expenses ..........................   2  How to Redeem Fund Shares ..........................  13
  The Fund's Financial Highlights ........................   3  Reports to Shareholders ............................  14
  The Fund's Investment Objective ........................   4  The Lifetime Investing Account/Distribution Options   14
  Investment Policies and Risks ..........................   4  The Eaton Vance Exchange Privilege .................  15
  Organization of the Fund and the Portfolio .............   7  Eaton Vance Shareholder Services ...................  16
  Management of the Fund and the Portfolio ...............   8  Distributions and Taxes ............................  16
  Service Plan ...........................................   9  Performance Information ............................  17
  Valuing Fund Shares ....................................  10  Appendix A .........................................  19
  How to Buy Fund Shares .................................  10  Appendix B .........................................  20

------------------------------------------------------------------------------------------------------------------------
                      PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------


  SHAREHOLDER TRANSACTION EXPENSES
  ------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A         CLASS I
                                                                                   SHARES          SHARES
                                                                                   ------          ------
        Maximum Sales Charge Imposed on Purchases
          (as a percentage of offering                                              3.75%            None
        Sales Charges Imposed on Reinvested Distributions                           None            None
        Fees to Exchange Shares                                                     None            None

        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
        -----------------------------------------------------------------------------------------------------
                                                                                  CLASS A         CLASS I
                                                                                   SHARES          SHARES
                                                                                   ------          ------

        Investment Advisory Fee (after fee reduction)                              0.30%           0.30%
        Service Plan Fees                                                          0.05            0.00
        Other Fees (after expense allocations)                                     0.40            0.40
                                                                                   ----            ----
          Total Operating Expense                                                  0.75%           0.70%

  EXAMPLE
  An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:
                                                                                  CLASS A         CLASS I
                                                                                   SHARES          SHARES
                                                                                   ------          ------
        1 Year                                                                      $ 45            $ 7
        3 Years                                                                       61             22
        5 Years                                                                       78             39
        10 Years                                                                     127             87


NOTES:


The table and Example summarize the aggregate expenses of each class of shares of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its estimated expenses for the current fiscal year. The Investment Adviser Fee and Other Expenses reflect an expected fee reduction and expense allocation for the current fiscal year, absent which the Investment Adviser Fee, Other Expenses and Total Operating Expenses would be estimated to be 0.59%, 0.54% and 1.13%, respectively.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio" and "Service Plan".

The Fund offers two classes of shares. Class A shares are available to all investors and are sold subject to a sales charge and a service fee. Class I shares are offered only through financial intermediaries who charge their clients a fee for services. See "How to Buy Fund Shares" and "Service Plan."

No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services."

The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 9.

The Fund invests exclusively in the Portfolio. Other investment companies with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The following information relates to Class A shares only.
------------------------------------------------------------------------------

                                                                             SIX MONTHS
                                                                                ENDED
                                                                            JULY 31 1996            YEAR ENDED
                                                                             (UNAUDITED)        JANUARY 31, 1996*
                                                                            ------------        -----------------
NET ASSET VALUE, beginning of period                                           $10.700              $10.000
                                                                               -------              -------
INCOME FROM OPERATIONS:
    Net investment income                                                      $ 0.357              $ 0.340
    Net realized and unrealized gain (loss) on investments                      (0.281)               0.700
                                                                               -------              -------
      Total income from operations                                             $ 0.076              $ 1.040
                                                                               -------              -------
LESS DISTRIBUTIONS:
    From net investment income                                                 $(0.355)             $(0.340)
    In excess of net realized gain on investments                               (0.001)                --
                                                                               -------              -------
      Total distributions                                                      $(0.356)             $(0.340)
                                                                               =======              =======
NET ASSET VALUE, end of period                                                 $10.420              $10.700
                                                                               =======              =======
TOTAL RETURN(2)                                                                  0.77%               10.50%

RATIOS/SUPPLEMENTAL DATA**:
    Net assets, end of period (000's omitted)                                  $44,066              $30,535
    Ratio of net expenses to average daily net assets(1)                         0.35%+               0.09%+
    Ratio of net expenses to average daily net assets after custodian fee
      reduction(1)                                                               0.33%+               0.09%+
    Ratio of net investment income to average daily net assets                   6.87%+               6.60%+

**For the period indicated, the operating expenses of the Fund and the Portfolio reflect an assumption of expenses by the Administrator or Investment Adviser.
  Had such actions not been taken, net investment income per share and the ratios would have been as follows:

Net investment income per share                                                $ 0.320                 $ 0.291
                                                                               =======                 =======
RATIOS/SUPPLEMENTAL DATA:
    Expenses(1)                                                                  1.08%+                  1.04%+
    Expenses after custodian fee reduction(1)                                    1.06%+                  1.04%+
    Net investment income                                                        6.14%+                  5.65%+

----------
           +Computed on an annualized basis.
           *For the period from the start of business, August 7, 1995, to January 31, 1996.
         (1)Includes the Fund's share of the Portfolio's allocated expenses.
         (2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.


THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. The Fund currently seeks to meet its investment objective by investing its assets in High Yield Municipals Portfolio (the "Portfolio"), a separate open-end management investment company which has the same investment objective and policies as the Fund. The investment objective and nonfundamental policies of the Fund may be changed by the Trustees without a vote of shareholders. The Fund may not be appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher tax-exempt yields.


INVESTMENT POLICIES AND RISKS
------------------------------------------------------------------------------

THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRINCIPALLY IN HIGH-YIELDING, BELOW INVESTMENT GRADE MUNICIPAL OBLIGATIONS. Below investment grade municipal obligations are obligations that are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or that are unrated but determined by the Investment Adviser to be of comparable quality. For a description of the ratings assigned by the rating agencies, see Appendix B. Below investment grade municipal obligations, commonly known as "junk bonds", generally offer higher current yields than higher rated securities, but are subject to greater risks. Securities in the lower-rated categories are considered to be of poor standing and predominantly speculative. The Portfolio may also invest a portion of its assets in municipal obligations that are not paying current income in anticipation of possible future income. For more detailed information about the risks associated with investing in such securities, see "Additional Risk Considerations" below.

Although the Portfolio may invest in securities of any maturity, it is expected that the Portfolio will normally invest a substantial portion of its assets in securities with maturities of ten years or more. Those securities generally offer higher yields than securities of shorter maturities, but are subject to greater fluctuations in value in response to changes in interest rates. Since the Portfolio's objective is to provide high current income, the Portfolio will invest in municipal obligations with an emphasis on income and not on stability of the Portfolio's net asset value. The average maturity of the Portfolio's holdings may vary (generally between 15 and 30 years) depending on anticipated market conditions.

The Portfolio will normally invest at least 65% of its assets in investment grade and below investment grade municipal obligations. As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. (As a matter of fundamental policy, the Fund will normally invest either directly, or indirectly through another investment company, at least 80% of its assets in such obligations.)

At times, the Portfolio may, for temporary defensive purposes, invest any portion of its assets in higher-rated municipal obligations or other securities, the interest on which may not be exempt from regular federal income tax, and may hold any portion of its assets in cash. It is impossible to predict when, or for how long, the Portfolio would engage in such strategies.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes, which are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.


CONCENTRATION. The Portfolio may invest 25% or more of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health-care related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. In addition, municipal obligations that rely on an annual appropriation of funds by a state's legislature for payment are subject to the risk that the legislature will not appropriate the necessary amounts or take other action needed to permit the issuer of such obligations to make required payments. As the Portfolio's concentration in the securities of a particular category of issuer increases, so does the potential for fluctuation in the value of the Fund's shares.


NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, the Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. The Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Portfolio is more susceptible to any single adverse economic or political occurrence or other adverse development affecting certain issuers.


OTHER INVESTMENT PRACTICES
The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Portfolio may also temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.


WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.


INVERSE FLOATERS. The Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. The Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on the Portfolio's transactions in futures and options on futures will be taxable.


ADDITIONAL RISK CONSIDERATIONS
Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in below investment grade municipal obligations (commonly known as "junk bonds") before making an investment in the Fund. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio has placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase such securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Portfolio may be unable at times to establish the fair market value of such securities. The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the timing of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk municipal bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.


The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities already held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of an issuer to make payments of principal and interest may also affect the value of the Portfolio's investments. The Portfolio will not dispose of a security solely because its rating is reduced below its rating at the time of purchase, although the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.


At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. Interest and/or principal payments on securities in default could be in arrears when such securities are acquired, and the issuer may be in bankruptcy or undergoing a debt restructuring or reorganization. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value. Any income derived from the Portfolio's ownership or operation of such assets may not be tax-exempt.

The secondary market for such municipal obligations in which the Portfolio may invest is less liquid than that for many taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its net assets would be invested in securities not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.


The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligations.

The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Portfolio invests in such municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories. The amount of information about the financial conditions of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

  THE FUND AND THE PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVES WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------


THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST II, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED OCTOBER 25, 1993, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into two classes, Class A shares and Class I shares. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Service Plan" and "How to Buy Fund Shares." The Trustees have the authority under the Declaration of Trust to create additional classes of shares with rights and privileges different from those applicable to the existing classes of shares.

When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund attributable to that class available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for a Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------


THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                            ANNUAL            DAILY
  CATEGORY          DAILY NET ASSETS                                        ASSET RATE        INCOME RATE
  -------------------------------------------------------------------------------------------------------
  1                 up to $500 million                                      0.350%            3.50%
  2                 $500 million but less than $1 billion                   0.325%            3.25%
  3                 $1 billion but less than $1.5 billion                   0.300%            3.00%
  4                 $1.5 billion but less than $2 billion                   0.275%            2.75%
  5                 $2 billion but less than $3 billion                     0.250%            2.50%
  6                 $3 billion and over                                     0.225%            2.25%

As at January 31, 1996, the Portfolio had net assets of $72,077,467. For the period from the start of business, August 7, 1995, to January 31, 1996, absent a fee reduction, the Portfolio would have paid BMR advisory fees equivalent to 0.59% (annualized) of the Portfolio's average daily net assets for such period. To enhance the net income of the Portfolio, BMR made a reduction in the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $10,465.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


Thomas M. Metzold has acted as the portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

SERVICE PLAN
--------------------------------------------------------------------------------

In addition to advisory fees and other expenses, Class A shares of the Fund pay service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE AVERAGE DAILY NET ASSETS OF THE FUND ATTRIBUTABLE TO CLASS A SHARES FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the average daily net assets for any fiscal year which is based on the value of Class A shares of the Fund sold by such persons and remaining outstanding for at least twelve months. The Fund began accruing for its service fee payments during the quarter ended September 30, 1996. The Plan is further described in the Statement of Additional Information.


VALUING FUND SHARES
------------------------------------------------------------------------------


THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value of each class of shares is computed by dividing the value of the Fund's total assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and, in the case of Class A shares, the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms. An Authorized Firm may charge its customers a fee in connection with transactions executed by that firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

CLASS A SHARES may be purchased through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions on purchases of Class A shares are:


                                                                     SALES CHARGE AS       SALES CHARGE AS      DEALER COMMISSION
                                                                     PERCENTAGE OF         PERCENTAGE OF        AS PERCENTAGE OF
  AMOUNT OF PURCHASE                                                 OFFERING PRICE        AMOUNT INVESTED      OFFERING PRICE
  -------------------------------------------------------------------------------------------------------------------------------
  LESS THAN $50,000                                                  3.75%                 3.90%                4.00%
  $50,000 BUT LESS THAN $100,000                                     2.75%                 2.83%                3.00%
  $100,000 BUT LESS THAN $250,000                                    2.25%                 2.30%                2.50%
  $250,000 BUT LESS THAN $500,000                                    1.75%                 1.78%                2.00%
  $500,000 BUT LESS THAN $1,000,000                                  1.25%                 1.27%                1.50%
  $1,000,000 OR MORE                                                 0.00%*                0.00%*               0.50%


*NO Sales Charge Is Payable At The Time Of Purchase On Investments Of $1
 Million Or More, Or Where The Amount Invested Represents Redemption Proceeds From A Mutual Fund Unaffiliated With Eaton Vance If The Redemption Occurred No More Than 60 Days Prior To The Purchase Of Fund Shares And The Redeemed Shares Were Subject To A Sales Charge. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase.

The principal underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized firms may be deemed to be underwriters as that term is defined in the Securities Act OF 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to authorized firms which employ registered representatives who sell fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in class A shares of the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.o. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. see "Eaton Vance Shareholder Services".

Class A shares of the Fund may be sold at net asset value to current and retired Directors And Trustees of Eaton Vance Funds, including the portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts."

CLASS I SHARES are offered through certain Authorized Firms that charge their customers transaction or other fees with respect to their customers' investment in the Fund. Class I shares may also be sold to certain persons and entities affiliated with Eaton Vance. An initial investment in Class I shares of the Fund must be at least $250,000 and the minimum subsequent investment is $10,000. The minimum investment amounts are waived for persons and entities affiliated with Eaton Vance.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional High Yield Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Traditional High Yield Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

The Trustees of the Trust may consider terminating sales of Fund shares, other than to the Fund's existing shareholders, when the Portfolio reaches a size that becomes difficult to manage, which may be as low as $250,000,000. If closed, the Board of Trustees may vote to re-open the Fund for sales to new shareholders at any time.


STATEMENT OF INTENTION AND ESCROW AGREEMENT FOR CLASS A SHARES. If the investor in Class A shares of the Fund, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gain distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.


If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

  HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make additional purchases. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.


If Class A shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC. The CDSC will be paid to the Principal Underwriter.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance in the account.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares of the same class.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares of the same class.


Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares of the same class at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of the same class of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). In the event the fund to be acquired does not offer Class I shares, Class I shares of the Fund may be exchanged for the existing class of the fund to be acquired. Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must meet the minimum investment amount required by the Fund to be acquired. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Class A shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds advised or administered by Eaton Vance may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Any such exchange is subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC CLASS A SHARE ACCUMULATION: Once the $1,000 minimum investment in Class A shares has been made, checks of $50 or more payable to the order of EV Traditional High Yield Municipals Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR CLASS A SHARE ACCUMULATION: Cash investments in Class A shares of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $50,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases of Class A shares may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed Class A shares may reinvest at net asset value any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, or, provided that the shares redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Class A shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund whose shares are to be purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


THE FUND DECLARES DIVIDENDS DAILY AND ORDINARILY DISTRIBUTES DIVIDENDS MONTHLY (ON THE LAST DAY OF THE MONTH OR NEXT SUBSEQUENT BUSINESS DAY) FROM ITS NET INVESTMENT INCOME. The net investment income consists of net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses (and, with respect to each class, any class expenses). The Fund will distribute at least annually (usually in December) all net realized capital gains allocated to the Fund by the Portfolio, if any, after taking into account any capital loss carryovers. Daily distributions will begin on the first business day collected funds for the purchase of shares are available to the Transfer Agent.


The Fund will distribute substantially all of its tax-exempt income, ordinary income and capital gain net income (if any) on a current basis. Distributions designated by the Fund as "exempt interest dividends" may be excluded from shareholders' gross income for federal income tax purposes. However, exempt interest dividends may affect the taxability of social security or railroad retirement benefits for shareholders who receive such benefits. In addition, exempt interest dividends may result in liability under the federal alternative minimum tax provisions and may be taxable for state and local tax purposes. Shareholders should consult their tax advisers to determine the effect of exempt interest dividends on their particular tax situation, including liability for state and local taxes.


Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are puchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

Sales charges paid upon a purchase of Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Class A shares of the Fund or similar shares of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


Early in each year, the Fund will notify its shareholders of the tax status of the Fund's distributions for the preceding year. Shareholders should consult their tax advisers about the effect of Fund distributions on their particular tax situation and any state, local or foreign taxes that may apply.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.


Shareholders should consult with their tax advisers concerning the applicability of state, local and other taxes to an investment in the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE THE YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN FOR EACH CLASS OF SHARES. Current yield is calculated by dividing the net investment income per class share earned during a recent 30-day period by the maximum offering price per share of that class on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by the average annual percentage change in value of $1,000 invested at the maximum public offering price (which in the case of Class A shares includes the maximum sales charge) for specified periods, assuming reinvestment of all distributions. The Fund may publish annual and cumulative total return figures from time to time.

The Fund may also furnish total return calculations for Class A shares based on investments at various sales charge levels or at net asset value. Any performance data which is based on the net asset value per Class A share would be lower if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX A

                        HIGH YIELD MUNICIPALS PORTFOLIO

                         ASSET COMPOSITION INFORMATION
  FOR THE PERIOD FROM THE START OF BUSINESS AUGUST 7, 1995 TO JANUARY 31, 1996

         RATINGS OF                                 RATINGS OF
       MUNICIPAL BONDS                            MUNICIPAL BONDS
          BY MOODY'S                                   BY S&P

                           PERCENT OF                                 PERCENT OF
                           NET ASSETS                                 NET ASSETS
                           ----------                                 ----------
Aaa .....................     3.99         AAA .......................   1.41
Aa2 .....................     4.93         A+ ........................   4.93
Baa1 ....................     9.92         A- ........................   4.20
Baa2 ....................     9.78         BBB .......................   5.78
Baa3 ....................     7.46         BBB- ......................   5.80
Ba1 .....................     3.57         BB+ .......................   9.87
Ba2 .....................     1.03         BB ........................   5.65
Ba3 .....................     3.15         BB- .......................   3.15
B1 ......................     2.36         Unrated ...................  59.21
Unrated .................    53.81                                     ------
                            ------                                     100.00%
                            100.00%

The chart above indicates the weighted average composition of the securities held by the Portfolio for the period from the start of business, August 7, 1995 to January 31, 1996, with the debt securities rated by Moody's and S&P separated into the indicated categories. The above was calculated on a dollar weighted basis and was computed as at the end of each month during the period. The chart does not necessarily indicate what the composition of the securities held by the Portfolio will be in the current and subsequent fiscal years. Securities that are rated by one rating agency may be "unrated" by the other.

For a description of Moody's and S&P's securities ratings, see Appendix B to this Prospectus.

                                                                    APPENDIX B
                      DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

-------------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

                       STANDARD & POOR'S RATINGS GROUP
INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        FITCH INVESTORS SERVICE, INC.
INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

EV TRADITIONAL
HIGH YIELD
MUNICIPALS FUND


PROSPECTUS
FEBRUARY 1, 1997


EV TRADITIONAL HIGH YIELD
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110


INVESTMENT ADVISER OF HIGH YIELD MUNICIPALS PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL HIGH YIELD MUNICIPALS FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
  (800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


T-HYP

[LOGO]
EATON VANCE
--------------------
     Mutual Funds

                                    PART B


        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1997


                  EV TRADITIONAL HIGH YIELD MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides information about EV Traditional High Yield Municipals Fund (the "Fund"), High Yield Municipals Portfolio (the "Portfolio") and certain other series of Eaton Vance Municipals Trust II (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI".

                              TABLE OF CONTENTS

                                                                          Page
                                    PART I
Additional Information about Investment Policies ........................    1
Investment Restrictions .................................................    8
Trustees and Officers ...................................................    9
Investment Adviser and Administrator ....................................   11
Custodian ...............................................................   14
Service for Withdrawal ..................................................   14
Determination of Net Asset Value ........................................   14
Investment Performance ..................................................   15
Taxes ...................................................................   16
Portfolio Security Transactions .........................................   19
Other Information .......................................................   20
Independent Certified Public Accountants ................................   21
Financial Statements ....................................................   21
Appendix ................................................................   22


                                   PART II
Fees and Expenses .......................................................  a-1
Additional Officer Information ..........................................  a-2
Services for Accumulation ...............................................  a-2
Principal Underwriter ...................................................  a-3
Service Plan ............................................................  a-3
Performance Information .................................................  a-4
Control Persons and Principal Holders of Securities .....................  a-4
Other Information .......................................................  a-5
Tax Equivalent Yield Table ..............................................  a-6

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I


    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions;
(ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.


    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.


    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. Where applicable, see "Risks of Concentration" in the Fund's Part II for a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular state issuers of municipal obligations.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in its Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. This decline was broad based among all manufacturing industries. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The November, 1995 unemployment rate was 13.4%, down from 16% for 1994.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. Furthermore, federal policymakers have proposed the total elimination of Section 936, phased out over ten years, as a budget-balancing measure. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. The measure was defeated, with 48.5% voting to remain a Commonwealth, 46% voting for statehood and 4% voting for independence. Retaining Commonwealth status will leave intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. Population, after reaching a peak of 110,800 in 1985, declined to 101,809 in 1990. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of June 1996, unemployment stood at 4.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. During this past hurricane season, several hurricanes caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population, 133,000 in 1990, is up 26% from the 1980 census level. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1995, the government realized a General Fund operating surplus. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated BBB by S&P with a negative outlook.

MUNICIPAL LEASES


    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means of government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either
(i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


WHEN ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.


VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in
Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.


REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into
(i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE REQUIREMENTS
    Transactions involving when-issued securities, the lending of Portfolio securities or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                           INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.


    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Where applicable and notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in a particular state. Moreover, the Fund and Portfolio must always be in compliance with the borrowing policies set forth above.


                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (55), Vice President and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Director, Fiduciary Company Incorporated, Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO


THOMAS J. FETTER (53), President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected President of the Trust on December 13, 1993.

ROBERT B. MACINTOSH (40), Vice President of the Trust
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV.
  Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.


    For any additional officers of the Portfolio, see "Additional Officer Information" in the Fund's Part II.


    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

    The Nominating Committee is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.


    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation received by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $16 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Bombay. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 32 (including 9 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 47 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.


    The following persons manage one or more of the Eaton Vance municipal portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.

    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance and BMR and the portfolio manager of single-state, tax-exempt funds in six states: Hawaii, Louisiana, Massachusetts, Minnesota, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.


    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions,
(xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.


    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's
Part II.


    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues,
(xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with any litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh, Murphy, O'Connor and Woodbury and Ms. Sanders are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN


    IBT, 89 South Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the 1940 Act.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.


                            SERVICE FOR WITHDRAWAL


    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE


    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order or (ii) a complete redemption of the investment and, if applicable, the deduction of the CDSC at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including, if applicable, the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. The yield figure does not reflect the deduction of any CDSC which (if applicable) are imposed on certain redemptions at the rate set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. Yield calculations assume the current maximum sales charge (if applicable) set forth under "How to Buy Fund Shares" in the Fund's current Prospectus. (Actual yield may be affected by variations in sales charges on investments.) A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate. For the yield and taxable- equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.


    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share or, where applicable, the maximum public offering price per share (which includes the maximum initial sales charge). The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investor's should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.


    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services Inc., CDA/Wiesenberger, Morningstar, Inc., The Bond Buyer, the Federal Reserve Board or The Wall Street Journal). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments) and compounding earnings may also be included in advertisements and materials furnished to present and prospective investors.


    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. Such information may be in the form of hypothetical illustrations. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such Information may address:

      - cost associated with aging parents;

      - funding a college education (inclusing its actual and estimated cost);

      - health care expenses (including actual and projected expenses);

      - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

      - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe: The following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, an investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionsals by such investors.

                                    TAXES

    See "Distribution and Taxes" in the Fund's current Prospectus.

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected or will elect to be treated and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share. The Portfolio therefore intends to satisfy the source of income and diversification requirements applicable to RICs in order for the Fund to satisfy them.

    In addition, the Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund intends to distribute the investment income (including tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses) allocated to the Fund by the Portfolio, in accordance with certain timing and percentage requirements imposed by the Code. If these requirements are met, the Fund will not be subject to any federal income tax on income or gain paid to shareholders in the form of dividends (including capital gain dividends).

    If the Fund failed to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

    If the Fund fails to distribute (or to be deemed to have distributed) in each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) after reduction by any available capital loss carryforwards, and 100% of any undistributed income (on which the Fund paid no federal income tax) from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

    Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to generate sufficient cash to enable the Fund to distribute its proportionate share of this income, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold.


    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its engagement in such activities in order to enable the Fund to maintain its qualification as a RIC for federal income tax purposes.

    Distributions designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from regular federal income tax under Code
Section 103(a). Because the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement.


    Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

    In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

    The Fund will inform investors of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.


    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Portfolio and allocated to the Fund.


    The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

    If the Fund makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to each shareholder to the extent of that shareholder's tax basis in the shares, and thereafter as capital gains. A return of capital is not taxable, but it reduces the tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.


    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.


    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.


    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., (the "NASD") which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate in a manner it deems equitable portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. However, there may be instances when the Portfolio will not participate in a securities transaction that is allocated among other accounts. While these procedures could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION


    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.


    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS


    The financial statements of the Fund and the Portfolio, which are included in the Fund's annual report to shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent annual report accompanies this SAI. Such statements relate to Class A shares only.

    Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended January 31, 1996 (Accession No. 0000928816-96-000074) and the unaudited financial information for the Fund and the Portfolio for the six months ended July 31, 1996 (Accession No. 0000928816-96-000295), as previously filed with the Commission.

                                   APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


-----------------------------------------------------------------------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.



NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS
RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                       STANDARD & POOR'S RATINGS GROUP
INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

                        FITCH INVESTORS SERVICE, INC.
INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
AAA: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                  DESCRIPTION OF THE INSURANCE CLAIMS-PAYING
                              ABILITY RATINGS OF
                      STANDARD & POOR'S CORPORATION AND
                       MOODY'S INVESTORS SERVICE, INC.

    An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

    An insurance claims-paying ability rating by S&P's or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

    The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL HIGH YIELD MUNICIPALS FUND. The Fund became a series of the Trust on May 15, 1995. The Fund's investment objective is to provide high current income exempt from regular federal income tax. The Fund may not be appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher tax-exempt yields.


                              FEES AND EXPENSES
INVESTMENT ADVISER

    As of January 31, 1996, the Portfolio had net assets of $72,077,467. For the period from the start of business, August 7, 1995, to January 31, 1996, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $100,763 (equivalent to 0.59% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction in the full amount of its advisory fee, and BMR was allocated expenses related to the operation of the Portfolio in the amount of $10,465. The Portfolio's Investment Advisory Agreement with BMR is dated August 1, 1995 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, August 7, 1995, to January 31, 1996, $26,174 of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Fund began accruing for its service fee payments during the quarter ended September 30, 1996. The Service Plan relates to Class A shares only.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the period from the start of business, August 7, 1995, to January 31, 1996, the Fund paid the Principal Underwriter $70 for repurchase transactions handled by the Principal Underwriter.


    The total sales charges for sales of shares of the Fund for the period from the start of business, August 7, 1995, to January 31, 1996 was $873,727, of which $337 was received by the Principal Underwriter and $873,390 was received by Authorized Firms.

BROKERAGE
    For the period from the start of business, August 7, 1995, to January 31, 1996, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending January 31, 1997, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees from the Fund and the Portfolio and, for the year ended December 31, 1995, earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex(1):

                                AGGREGATE       AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION    COMPENSATION    FROM TRUST AND
  NAME                          FROM FUND     FROM PORTFOLIO    FUND COMPLEX
  ----                         ------------   -------------- ------------------


  Donald R. Dwight .........       $89             $399           $135,000(2)
  Samuel L. Hayes, III .....        89              399            150,000(3)
  Norton H. Reamer .........        89              399            135,000
  John L. Thorndike ........        89              399            140,000
  Jack L. Treynor ..........        89              399            140,000

(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.
(2)Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Thomas M. Metzold (38), is a Vice President of the Portfolio, as well as a Vice President of BMR, Eaton Vance and EV. Mr. Metzold is also an officer of various investment companies managed by Eaton Vance and BMR.


                          SERVICES FOR ACCUMULATION


    The following services relate to purchases of Class A shares and are voluntary, involve no extra charge other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Intended Quantity Investment -- Statement of Intention.If it is anticipated that $50,000 or more of Class A shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation -- Cumulative Quantity Discount.The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $30,000 and purchased an additional $20,000 of shares, the sales charge for the $20,000 purchase would be at the rate of 2.75% of the offering price (2.83% of the net amount invested) which is the rate applicable to single transactions of $50,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


                            PRINCIPAL UNDERWRITER


    Shares of each class of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares and where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of Class A shares alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and
(ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Class A shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company.

    Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares of the Fund may also be sold at net asset value to registered representatives and employees of certain Authorized Firms and to such persons' spouses and children under the age of 21 and their beneficial accounts.


    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.


    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. In connection with the sale of Class A shares, the Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms) see "Fees and Expenses" in this Part II.


                                 SERVICE PLAN


    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") with respect to Class A shares designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD") (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect through April 28, 1997, and from year to year thereafter, provided such continuance is approved by a vote of both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Noninterested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Noninterested Trustees or by a vote of a majority of the outstanding Class A voting securities of the Fund. Pursuant to such Rule, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Noninterested Trustees.

    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the Class A shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid under the Plan see "Fees and Expenses" in this Part II.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class A shares of the Fund from commencement of operations on August 7, 1995 through July 31, 1996.


                                                               VALUE OF A $1,000 INVESTMENT


                                                                        TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                     VALUE OF         VALUE OF           MAXIMUM SALES CHARGE            MAXIMUM SALES CHARGE
    INVESTMENT       INVESTMENT       INITIAL        INVESTMENT     ------------------------------  ------------------------------
      PERIOD            DATE        INVESTMENT*      ON 7/31/96       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
Life of the Fund**     8/7/95         $962.46        $1,071.67          11.34%            --            7.17%             --


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------

 *Initial investment less the current maximum sales charge of 3.75%.


**If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1996, the yield of the Fund was 6.82%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 6.82% would be 9.88%, assuming a federal tax rate of 31%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, the Fund would have had a lower yield.


    An investment in the Fund offers shareholders the opportunity to: receive high monthly tax-free income; retain more of their earnings; gain investment advantages over purchasing individual bonds (such as professional management, monthly income and portfolio diversification); and enlist a research-based investment strategy to find municipal bonds with potential for high current income and improving fundamentals.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, was the record owner of approximately 9.8% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholder owned of record the percentage of outstanding shares of the Fund indicated after its name: Mars & Co., c/o Investors Bank & Trust Co., Boston, MA (5.5%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    Effective February 1, 1997, the Fund began offering two classes of shares. Prior thereto, all shares of the Fund were offered in the same manner as the existing Class A shares of the Fund. Each Class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) that are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than another Class. Such expenses include, but are not limited to, the following (a) transfer agency costs (including entities performing account maintenance, dividend disbursing or subaccounting activities and administration of dividend reinvestment, systematic investment and withdrawal plans) attributable to a Class, (b) the cost of preparing, printing and mailing materials such as shareholder reports, prospectuses and proxy materials to current shareholders of a Class, (c) any registration fees of the Commission and state securities agencies, (d) the expense of administrative personnel and services required to support the shareholders of a Class, (e) Trustees' fees or expenses incurred as a result of issues or matters relating to a Class or (f) legal, auditing and accounting expenses relating to a Class.

                          TAX EQUIVALENT YIELD TABLE

    The table shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 4% to 7% under the regular federal income tax laws that apply to 1996.

                                             MARGINAL
    SINGLE RETURN         JOINT RETURN        INCOME                                  TAX-EXEMPT YIELD
---------------------  -------------------      TAX      --------------------------------------------------------------------------
            (TAXABLE INCOME)*                 BRACKET       4%        4.5%        5%        5.5%        6%        6.5%        7%
------------------------------------------  -----------  --------------------------------------------------------------------------
                                                                                  EQUIVALENT TAXABLE YIELD
       Up to $ 24,000       Up to $ 41,000    15.00%       4.71%      5.29%      5.88%       6.47%      7.06%      7.65%     8.24%
    $ 24,001-$ 58,150    $ 41,001-$ 96,900    28.00        5.56       6.25       6.94        7.64       8.33       9.03      9.72
    $ 58,151-$121,300    $ 96,901-$147,700    31.00        5.80       6.52       7.25        7.97       8.70       9.42     10.14
    $121,301-$263,750    $147,701-$263,750    36.00        6.25       7.03       7.81        8.59       9.38      10.16     10.94
        Over $263,750        Over $263,750    39.60        6.62       7.45       8.28        9.11       9.93      10.76     11.59
------------------------------------------  -----------  --------------------------------------------------------------------------

* Net amount subject to federal personal income tax after deductions and exemptions.

 Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $117,950, nor the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $117,950 and $176,950, respectively. The effective top marginal federal income tax brackets of taxpayers over ranges of income subject to these reductions or phaseouts will be higher than indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. Of course, no assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that a substantial portion of the interest income received by the Portfolio and allocated to the Fund and subsequently distributed to the Fund's shareholders will be exempt from the regular federal income tax, portions of such distributions from time to time may be subject to such tax. This table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

[logo]


EV TRADITIONAL

HIGH YIELD

MUNICIPALS FUND


STATEMENT OF

ADDITIONAL INFORMATION


FEBRUARY 1, 1997



EV TRADITIONAL HIGH YIELD
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

------------------------------------------------------------------------------
INVESTMENT ADVISER OF HIGH YIELD MUNICIPALS PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL HIGH YIELD MUNICIPALS FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street Boston, MA 02110


T-HYSAI

                                    PART C

                              OTHER INFORMATION


ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

    (A) FINANCIAL STATEMENTS
        INCLUDED IN PART A ARE THE FINANCIAL HIGHLIGHTS OF THE FOLLOWING FUND
          FOR THE PERIOD(S) INDICATED:


              EV Traditional High Yield Municipals Fund (from the start of business, August 7, 1995, to January 31, 1996) and for the six months ended July 31, 1996 (Unaudited)



        INCORPORATED BY REFERENCE INTO PART B ARE THE FINANCIAL STATEMENTS
          CONTAINED IN THE ANNUAL REPORT FOR THE FOLLOWING FUND, DATED JANUARY 31, 1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940:
              EV Traditional High Yield Municipals Fund (Accession No.
                0000928816-96-000074)
            THE FINANCIAL STATEMENTS CONTAINED IN THE FUND'S ANNUAL REPORT ARE
              AS FOLLOWS:
              Statement of Assets and Liabilities
              Statement of Operations
              Statement of Changes in Net Assets
              Financial Highlights
              Notes to Financial Statements
              Report of Independent Accountants



        INCORPORATED BY REFERENCE INTO PART B ARE THE FINANCIAL STATEMENTS
          CONTAINED IN THE SEMI-ANNUAL REPORT FOR THE FOLLOWING FUND, DATED JULY 31, 1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940:
              EV Traditional High Yield Municipals Fund (Accession No.
               0000928816-96-000295)
            THE FINANCIAL STATEMENTS CONTAINED IN THE FUND'S SEMI-ANNUAL REPORT ARE AS FOLLOWS:
              Statement of Assets and Liabilities (Unaudited)
              Statement of Operations (Unaudited)
              Statement of Changes in Net Assets (Unaudited)
              Financial Highlights (Unaudited)
              Notes to Financial Statements (Unaudited)
            ALSO INCORPORATED BY REFERENCE INTO PART B ARE THE FOLLOWING
              FINANCIAL STATEMENTS OF THE HIGH YIELD MUNICIPALS PORTFOLIO WHICH ARE CONTAINED IN THE ANNUAL REPORT DATED JANUARY 31, 1996 OF THE CORRESPONDING FUND:
              Portfolio of Investments
              Statement of Assets and Liabilities
              Statement of Operations
              Statement of Changes in Net Assets
              Supplementary Data
              Notes to Financial Statements
              Report of Independent Accountants
            ALSO INCORPORATED BY REFERENCE INTO PART B ARE THE FOLLOWING
              FINANCIAL STATEMENTS OF THE HIGH YIELD MUNICIPALS PORTFOLIO WHICH ARE CONTAINED IN THE SEMI-ANNUAL REPORT DATED JULY 31, 1996 OF THE CORRESPONDING FUND:
              Portfolio of Investments (Unaudited)
              Statement of Assets and Liabilities (Unaudited)
              Statement of Operations (Unaudited)
              Statement of Changes in Net Assets (Unaudited)
              Supplementary Data (Unaudited)
              Notes to Financial Statements (Unaudited)


           (B) EXHIBITS:

   (1)(a)            Declaration of Trust of Eaton Vance Municipals Trust II dated October 25, 1993 filed as
                     Exhibit (1)(a) to Post-Effective Amendment No. 4 and incorporated herein by reference.


      (b)            Amendment and Restatement of Establishment and Designation of Series of Shares dated
                     October 18, 1996 filed herewith.

      (c)            Establishment and Designation of Classes dated November 18, 1996 filed herewith.


   (2)(a)            By-Laws dated October 25, 1993, filed as Exhibit (2)(a) to Post-Effective Amendment No.
                     4
                     and incorporated herein by reference.

      (b)            Amendment to By-Laws of Eaton Vance Municipals Trust II dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 4 and incorporated herein by reference.

   (3)               Not applicable

   (4)               Not applicable

   (5)               Not applicable


   (6)(a)(1)         Distribution Agreement between Eaton Vance Municipals Trust II (on behalf of its
                     Marathon Series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1, 1996) filed herewith.

         (2)         Distribution Agreement between Eaton Vance Municipals Trust II (on behalf of its
                     Traditional Series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1, 1996) filed herewith.

      (b)            Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers
                     filed as Exhibit (6)(b) to Post-Effective Amendment No. 59 to the Registration
                     Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.


      (c)            Schedule of Dealer Discounts and Sales Charges filed as Exhibit (6)(c) to Post-
                     Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust
                     (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

   (7)               The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No.
                     IC-20671 (November 1, 1994).

   (8)(a)            Custodian Agreement between Eaton Vance Municipals Trust II and Investors Bank & Trust
                     Company dated February 25, 1994, filed as Exhibit (8)(a) to Post-Effective Amendment
                     No. 4
                     and incorporated herein by reference.

      (b)            Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23,
                     1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 4 and incorporated herein by reference.

   (9)(a)            Administrative Services Agreement between EV Classic Florida Insured Tax Free Fund and
                     Eaton Vance Management dated February 25, 1994, with attached schedule pursuant to Rule
                     8b-31 under the Investment Company Act of 1940, as amended, regarding other series of
                     Registrant, filed as Exhibit (9) to Post-Effective Amendment No. 1 and incorporated herein by reference.

      (b)            Amended Administrative Services Agreement between Eaton Vance Municipals Trust II (on behalf of all of its series), with attached schedule, and Eaton Vance Management, filed as Exhibit (9)(b) to Post-Effective Amendment No. 4 and incorporated herein by reference.

  (10)               Not applicable


  (11)               Consent of Independent Certified Public Accountants of Eaton Vance Municipals Trust II
                     on behalf of EV Traditional High Yield Municipals Fund filed herewith.


  (12)               Not applicable

  (13)               Not applicable

  (14)               Not applicable

  (15)(a)            Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of
                     1940, as amended, for Eaton Vance Municipals Trust II (on behalf of its Marathon series) dated June 19, 1995, with attached schedule, filed as Exhibit (15)(d) to Post-
                     Effective Amendment No. 4 and incorporated herein by reference.

      (b)            Amendment to Amended Distribution Plan for Eaton Vance Municipals Trust II (on behalf of its Marathon Series) adopted June 24, 1996 filed herewith.

      (c)            Amended Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust II (on behalf of its Traditional series)
                     dated June 19, 1995, with attached schedules (including Amended Schedule A dated
                     February 1, 1996) filed as Exhibit (15)(e) to Post-Effective Amendment No. 4 and
                     incorporated herein by reference.

      (d)            Amendment to Amended Service Plan for Eaton Vance Municipals Trust II (on behalf of its
                     Traditional Series) adopted June 24, 1996 filed herewith.


  (16)               Schedules for Computation of Performance Quotations filed herewith.


  (17)(a)            Power of Attorney for Eaton Vance Municipals Trust II dated January 10, 1994 filed as
                     Exhibit (17)(a) to Post-Effective Amendment No. 4 and incorporated herein by reference.

      (b)            Power of Attorney for Florida Insured Tax Free Portfolio, Hawaii Tax Free Portfolio and
                     Kansas Tax Free Portfolio  dated January 10, 1994 filed as Exhibit (17)(b) to Post-
                     Effective Amendment No. 4 and incorporated herein by reference.

      (c)            Power of Attorney for High Yield Municipals Portfolio filed as Exhibit 17(c) to Post-
                     Effective Amendment No. 2 and incorporated herein by reference.


  (18)               Multiple Class Plan for Institutional Shares dated November 18, 1996 filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                      (1)                                       (2)
                 TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
 Shares of beneficial interest without par value       as of October 31, 1996


EV Classic Florida Insured Municipals Fund                       12
EV Marathon Florida Insured Municipals Fund                     291
EV Traditional Florida Insured Municipals Fund                   41
EV Marathon Hawaii Municipals Fund                              599
EV Traditional Hawaii Municipals Fund                            18
EV Marathon Kansas Municipals Fund                              265
EV Traditional Kansas Municipals Fund                            48
EV Marathon High Yield Municipals Fund                        2,010
EV Traditional High Yield Municipals Fund                     1,255

ITEM 27.  INDEMNIFICATION
    Article IV of the Trust's Declaration of Trust, dated October 25, 1993, permits Trustee and officer indemnification by By-law, contract and vote.
Article XI of the By-laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering insured by reason of negligent errors and omissions committed in their capacities as such.

    The distribution agreements of the Trust also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the SAI which is incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITERS

    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

EV Classic California Municipals Fund
EV Classic Connecticut Municipals Fund
EV Classic Florida Insured Municipals Fund
EV Classic Florida Limited Maturity Municipals Fund
EV Classic Florida Municipals Fund
EV Classic Government Obligations Fund
EV Classic Greater China Growth Fund
EV Classic Growth Fund
EV Classic High Income Fund
EV Classic Information Age Fund
EV Classic Investors Fund
EV Classic Massachusetts Limited Maturity Municipals Fund
EV Classic National Limited Maturity Municipals Fund
EV Classic National Municipals Fund
EV Classic New Jersey Municipals Fund
EV Classic New York Limited Maturity Municipals Fund
EV Classic New York Municipals Fund
EV Classic Pennsylvania Municipals Fund
EV Classic Rhode Island Municipals Fund
EV Classic Senior Floating-Rate Fund
EV Classic Strategic Income Fund
EV Classic Special Equities Fund
EV Classic Stock Fund
EV Classic Total Return Fund
EV Marathon Alabama Municipals Fund
EV Marathon Arizona Municipals Fund
EV Marathon Arkansas Municipals Fund
EV Marathon Asian Small Companies Fund
EV Marathon California Limited Maturity Municipals Fund
EV Marathon California Municipals Fund
EV Marathon Colorado Municipals Fund
EV Marathon Connecticut Limited Maturity Municipals Fund
EV Marathon Connecticut Municipals Fund
EV Marathon Emerging Markets Fund
EV Marathon Florida Insured Municipals Fund
EV Marathon Florida Limited Maturity Municipals Fund
EV Marathon Florida Municipals Fund
EV Marathon Georgia Municipals Fund
EV Marathon Gold & Natural Resources Fund
EV Marathon Government Obligations Fund
EV Marathon Greater China Growth Fund
EV Marathon Greater India Fund
EV Marathon Growth Fund
EV Marathon Hawaii Municipals Fund
EV Marathon High Income Fund
EV Marathon High Yield Municipals Fund
EV Marathon Information Age Fund
EV Marathon Investors Fund
EV Marathon Kansas Municipals Fund
EV Marathon Kentucky Municipals Fund
EV Marathon Louisiana Municipals Fund
EV Marathon Maryland Municipals Fund
EV Marathon Massachusetts Limited Maturity Municipals Fund
EV Marathon Massachusetts Municipals Fund
EV Marathon Michigan Limited Maturity Municipals Fund
EV Marathon Michigan Municipals Fund
EV Marathon Minnesota Municipals Fund
EV Marathon Mississippi Municipals Fund
EV Marathon Missouri Municipals Fund
EV Marathon National Limited Maturity Municipals Fund
EV Marathon National Municipals Fund
EV Marathon New Jersey Limited Maturity Municipals Fund
EV Marathon New Jersey Municipals Fund
EV Marathon New York Limited Maturity Municipals Fund
EV Marathon New York Municipals Fund
EV Marathon North Carolina Municipals Fund
EV Marathon Ohio Limited Maturity Municipals Fund
EV Marathon Ohio Municipals Fund
EV Marathon Oregon Municipals Fund
EV Marathon Pennsylvania Limited Maturity Municipals Fund
EV Marathon Pennsylvania Municipals Fund
EV Marathon Rhode Island Municipals Fund
EV Marathon Strategic Income Fund
EV Marathon South Carolina Municipals Fund
EV Marathon Special Equities Fund
EV Marathon Stock Fund
EV Marathon Tax-Managed Growth Fund
EV Marathon Tennessee Municipals Fund
EV Marathon Texas Municipals Fund
EV Marathon Total Return Fund
EV Marathon Virginia Municipals Fund
EV Marathon West Virginia Municipals Fund
EV Marathon Worldwide Health Sciences Fund
EV Traditional Alabama Municipals Fund
EV Traditional Arizona Municipals Fund
EV Traditional Arkansas Municipals Fund
EV Traditional Asian Small Companies Fund
EV Traditional California Limited Maturity Municipals Fund
EV Traditional California Municipals Fund
EV Traditional Colorado Municipals Fund
EV Traditional Connecticut Limited Maturity Municipals Fund
EV Traditional Connecticut Municipals Fund
EV Traditional Emerging Markets Fund
EV Traditional Florida Insured Municipals Fund
EV Traditional Florida Limited Maturity Municipals Fund
EV Traditional Florida Municipals Fund
EV Traditional Georgia Municipals Fund
EV Traditional Government Obligations Fund
EV Traditional Greater China Growth Fund
EV Traditional Greater India Fund
EV Traditional Growth Fund
EV Traditional Hawaii Municipals Fund
EV Traditional High Yield Municipals Fund
Eaton Vance Income Fund of Boston
EV Traditional Information Age Fund
EV Traditional Investors Fund
EV Traditional Kansas Municipals Fund
EV Traditional Kentucky Municipals Fund
EV Traditional Louisiana Municipals Fund
EV Traditional Maryland Municipals Fund
EV Traditional Massachusetts Municipals Fund
EV Traditional Michigan Limited Maturity Municipals Fund
EV Traditional Michigan Municipals Fund
EV Traditional Minnesota Municipals Fund
EV Traditional Mississippi Municipals Fund
EV Traditional Missouri Municipals Fund
Eaton Vance Municipal Bond Fund L.P.
EV Traditional National Limited Maturity Municipals Fund
EV Traditional National Municipals Fund
EV Traditional New Jersey Limited Maturity Municipals Fund
EV Traditional New Jersey Municipals Fund
EV Traditional New York Limited Maturity Municipals Fund
EV Traditional New York Municipals Fund
EV Traditional North Carolina Municipals Fund
EV Traditional Ohio Limited Maturity Municipals Fund
EV Traditional Ohio Municipals Fund
EV Traditional Oregon Municipals Fund
EV Traditional Pennsylvania Municipals Fund
EV Traditional South Carolina Municipals Fund
EV Traditional Special Equities Fund
EV Traditional Stock Fund
EV Traditional Tax-Managed Growth Fund
EV Traditional Tennessee Municipals Fund
EV Traditional Texas Municipals Fund
EV Traditional Total Return Fund
EV Traditional Virginia Municipals Fund
EV Traditional West Virginia Municipals Fund
EV Traditional Worldwide Health Sciences Fund, Inc.
Eaton Vance Cash Management Fund
Eaton Vance Liquid Assets Fund
Eaton Vance Money Market Fund
Eaton Vance Prime Rate Reserves
Eaton Vance Short-Term Treasury Fund
Eaton Vance Tax Free Reserves
Massachusetts Municipal Bond Portfolio


    (B)

                (1)                                      (2)                                   (3)
        NAME AND PRINCIPAL                      POSITIONS AND OFFICES                  POSITIONS AND OFFICE
         BUSINESS ADDRESS                    WITH PRINCIPAL UNDERWRITER                  WITH REGISTRANT
        ------------------                   --------------------------                ---------------------
James B. Hawkes*                               Vice President and Director                        Vice President and Trustee
William M. Steul*                              Vice President and Director                        None
Wharton P. Whitaker*                           President and Director                             None
Chris Berg*                                    Vice President                                     None

Kate B. Bradshaw*                              Vice President                                     None

H. Day Brigham, Jr.*                           Vice President                                     None
Susan W. Bukima*                               Vice President                                     None
Jeffrey W. Butterfield*                        Vice President                                     None

David B. Carle*                                Vice President                                     None

James S. Comforti*                             Vice President                                     None
Raymond Cox*                                   Vice President                                     None
Mark P. Doman*                                 Vice President                                     None
James Foley*                                   Vice President                                     None
Michael A. Foster*                             Vice President                                     None
William M. Gillen*                             Vice President                                     None
Hugh S. Gilmartin*                             Vice President                                     None

Perry D. Hooker*                               Vice President                                     None
Brian Jacobs*                                  Senior Vice President                              None
Thomas P. Luka*                                Vice President                                     None

Thomas J. Marcello*                            Vice President                                     None
Timothy D. McCarthy*                           Vice President                                     None
Joseph T. McMenamin*                           Vice President                                     None
Morgan C. Mohrman*                             Senior Vice President                              None
James A. Naughton*                             Vice President                                     None
Mark D. Nelson*                                Vice President                                     None
Linda D. Newkirk*                              Vice President                                     None
James L. O'Connor*                             Vice President                                     Treasurer
Thomas Otis*                                   Secretary and Clerk                                Secretary

George D. Owen II*                             Vice President                                     None

F. Anthony Robinson*                           Vice President                                     None

Jay S. Rosoff*                                 Vice President                                     None
Benjamin A. Rowland, Jr.*                      Vice President,                                    None
                                                 Treasurer and Director

John P. Rynne*                                 Vice President                                     None
Kevin Schrader*                                Vice President                                     None
George V.F. Schwab, Jr.*                       Vice President                                     None
Cornelius J. Sullivan*                         Vice President                                     None
David M. Thill*                                Vice President                                     None
Chris Volf*                                    Vice President                                     None
Sue Wilder*                                    Vice President                                     None

----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5123, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.


ITEM 31.  MANAGEMENT SERVICES
    Not applicable

ITEM 32.  UNDERTAKINGS
    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 20th day of November, 1996.


                                        EATON VANCE MUNICIPALS TRUST II

                                        By /s/ THOMAS J. FETTER
                                        -------------------------------------
                                        THOMAS J. FETTER, President


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                           SIGNATURE                                 TITLE                             DATE
                           ---------                                 -----                             ----
                                                              President (Chief Executive
         /s/ THOMAS J. FETTER                                   Officer)                          November 20, 1996
------------------------------------
    THOMAS J. FETTER

                                                              Treasurer and Principal
                                                                Financial and Accounting
         /s/ JAMES L. O'CONNOR                                  Officer                           November 20, 1996
------------------------------------
    JAMES L. O'CONNOR

             DONALD R. DWIGHT*                                Trustee                             November 20, 1996
------------------------------------
    DONALD R. DWIGHT

         /s/ JAMES B. HAWKES                                  Vice President and Trustee          November 20, 1996
------------------------------------
    JAMES B. HAWKES

             SAMUEL L. HAYES, III*                            Trustee                             November 20, 1996
------------------------------------
    SAMUEL L. HAYES, III

             NORTON H. REAMER*                                Trustee                             November 20, 1996
------------------------------------
    NORTON H. REAMER

             JOHN L. THORNDIKE*                               Trustee                             November 20, 1996
------------------------------------
    JOHN L. THORNDIKE

             JACK L. TREYNOR*                                 Trustee                             November 20, 1996
------------------------------------
    JACK L. TREYNOR


*By: /s/ H. DAY BRIGHAM, JR.
-----------------------------
As attorney-in-fact

                                  SIGNATURES


    High Yield Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust II to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 20th day of November, 1996.


                                        HIGH YIELD MUNICIPALS PORTFOLIO

                                        By /s/ THOMAS J. FETTER
                                        --------------------------------------
                                        THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust II has been signed below by the following persons in the capacities and on the dates indicated.

                             SIGNATURE                                   TITLE                              DATE
                             ---------                                   -----                              -----

                                                                 President (Chief Executive
          /s/ THOMAS J. FETTER                                     Officer)                             November 20, 1996
------------------------------------
    THOMAS J. FETTER

                                                                 Treasurer and Principal
                                                                   Financial and Accounting
          /s/ JAMES L. O'CONNOR                                    Officer                              November 20, 1996
------------------------------------
    JAMES L. O'CONNOR

              DONALD R. DWIGHT*                                  Trustee                                November 20, 1996
------------------------------------
    DONALD R. DWIGHT

          /s/ JAMES B. HAWKES                                    Trustee                                November 20, 1996
------------------------------------
    JAMES B. HAWKES

              SAMUEL L. HAYES, III*                              Trustee                                November 20, 1996
------------------------------------
    SAMUEL L. HAYES, III

              NORTON H. REAMER*                                  Trustee                                November 20, 1996
------------------------------------
    NORTON H. REAMER

              JOHN L. THORNDIKE*                                 Trustee                                November 20, 1996
------------------------------------
    JOHN L. THORNDIKE

              JACK L. TREYNOR*                                   Trustee                                November 20, 1996
------------------------------------
    JACK L. TREYNOR


*By: /s/ H. DAY BRIGHAM, JR.
------------------------------------
As attorney-in-fact

                                EXHIBIT INDEX

EXHIBIT NO.                                                    DESCRIPTION
-----------                                                    -----------

 (1)(b)                 Amendment and Restatement of Establishment and Designation of Series of Shares dated
                        October 18, 1996.
 (1)(c)                 Establishment and Designation of Classes dated November 18, 1996.
 (6)(a)(1)              Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Marathon
                        Series) and Eaton Vance Distributors, Inc. effective November 1, 1996.

 (6)(a)(2)              Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Traditional
                        Series) and Eaton Vance Distributors, Inc. effective November 1, 1996.
(11)                    Consent of Independent Certified Public Accountants of Eaton Vance Municipals Trust II on
                        behalf of EV Traditional High Yield Municipals Fund.
(15)(b)                 Amendment to Amended Distribution Plan for Eaton Vance Municipals Trust II (on behalf of its Marathon Series) adopted June 24, 1996.
(15)(d)                 Amendment to Amended Service Plan for Eaton Vance Municipals Trust II (on behalf of its
                        Traditional Series) adopted June 24, 1996.
(16)                    Schedules for Computation of Performance Quotations.
(18)                    Multiple Class Plan for Institutional Shares dated November 18, 1996.
